Exhibit 10.3 (a)

FIRST AMENDMENT TO

REAL ESTATE TERM CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REAL ESTATE TERM CREDIT AGREEMENT (this “Amendment”) dated as of March 26, 2003, by and among HUGHES SUPPLY, INC., a Florida corporation (the “Parent”), HUGHES SUPPLY SHARED SERVICES, INC., a Delaware corporation (the “Borrower”) and SUNTRUST BANK, a Georgia banking corporation (the “Bank”).

W I T N E S S E T H:

WHEREAS, the Parent, the Borrower and the Bank have entered into that certain Real Estate Term Credit Agreement, dated as of May 31, 2002 (the “Real Estate Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Real Estate Credit Agreement), whereby the Bank established a real estate term credit facility in favor of the Borrower in an amount not exceeding $25,000,000; and

WHEREAS, the Parent and the Bank are entering into that certain Revolving Credit Agreement, dated as of March 26, 2003, by and among the Parent, the lenders from time to time parties thereto (the “Lenders”) and SunTrust Bank, as Administrative Agent for the Lenders, Issuing Bank and Swingline Lender (the “Credit Agreement”); and

WHEREAS, the parties hereto desire to amend the terms of the Real Estate Credit Agreement as set forth herein to bring certain terms thereof into conformity with the terms of the Credit Agreement;

NOW, THEREFORE, for and in consideration of the mutual premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1. The Real Estate Credit Agreement is hereby amended as follows:

a. The definitions of “1999 Line of Credit Agreement” and the “1999 Revolving Credit Agreement” are hereby deleted, and in lieu thereof, the following new definition of “Syndicated Credit Agreement” shall be inserted:

“Syndicated Credit Agreement” shall mean that certain Revolving Credit Agreement, dated as of March 26, 2003, by and among the Parent, the lenders from time to time parties thereto and SunTrust Bank, as Administrative Agent, as the same may be amended, restated, supplemented, replaced, refinanced or otherwise modified from time to time, so long as SunTrust Bank remains the Administrative Agent thereof;

b. All prior references to the “1999 Line of Credit Agreement” and the “1999 Revolving Credit Agreement” shall be deemed references to the “Syndicated Credit Agreement”; and

c. The definition of “Term Credit Termination Date” is hereby deleted, and in lieu thereof, the following new definition of “Term Credit Termination Date” shall be inserted:

“Term Credit Termination Date” shall mean the earlier of (i) June 22, 2006, and (ii) the date on which the Term Credit Commitment is terminated in accordance with Article IX.

2. To induce the Bank to enter into this Amendment, each Credit Party hereby represents and warrants to the Bank that:

(a) The execution, delivery and performance by such Credit Party of this Amendment (i) are within such Credit Party’s power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Credit Party’s certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any governmental authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Credit Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any governmental authority or any other person;

(b) This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(c) After giving effect to this Amendment, the representations and warranties contained in the Real Estate Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

3. Each Guarantor consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratifies and confirms the terms of the Guaranty

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Agreement (or Article VIII of the Real Estate Credit Agreement, with respect to the Parent) with respect to the Indebtedness of the Borrower now or hereafter outstanding under the Real Estate Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any Indebtedness of the Borrower to the Bank or any other obligation of the Borrower, or any actions now or hereafter taken by the Bank with respect to any obligation of the Borrower, the Guaranty Agreement (and Article VIII of the Real Estate Credit Agreement with respect to the Parent) (i) is and shall continue to be a primary obligation of the Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranty Agreement (or Article VIII of the Real Estate Credit Agreement with respect to the Parent).

4. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

5. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

6. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

7. The Borrower agrees to pay on demand all costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Bank with respect thereto.

8. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in “.pdf” form shall be as effective as delivery of a manually executed counterpart hereof.

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9. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

10. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

PARENT: HUGHES SUPPLY, INC.

By:
Name:	David Bearman
Title:	Chief Financial Officer

BORROWER: HUGHES SUPPLY SHARED SERVICES, INC.

By:
Name:	David Bearman
Title:	Treasurer

BANK: SUNTRUST BANK

By:
Name:
Title:

Acknowledged and Agreed to:

GUARANTORS:

Address: 20 N. Orange Avenue Ste. 200
Orlando, Fl 32801

ALLSTATE POOL SUPPLIES, INC.

CAROLINA PUMP & SUPPLY CORP

DOUGLAS LEONHARDT & ASSOCIATES, INC.

ELECTRIC LABORATORIES AND SALES CORPORATION

GILLELAND CONCRETE PRODUCTS, INC

HSI ACQUISITION CORPORATION

HSI FUSION SERVICES, INC.

HUGHES MRO, INC. (fka Chad Supply, Inc.)

HUGHES SUPPLY (VA), INC. (fka Virginia Water and Waste Supply Company)

HUGHES WATER & SEWER COMPANY

JUNO INDUSTRIES, INC.

KAMEN SUPPLY COMPANY, INC.

KINGSTON PIPE INDUSTRIES, INC.

METALS INCORPORATED

METALS, INC. – GULF COAST DIVISION

MEREX CORPORATION

MILLS & LUPTON SUPPLY COMPANY

MOORE ELECTRIC SUPPLY, INC.

MOUNTAIN COUNTRY SUPPLY, INC.

OLANDER & BROPHY, INCORPORATED

ONE-STOP SUPPLY, INC.

PAINE SUPPLY OF JACKSON, INC.

PANHANDLE PIPE & SUPPLY CO., INC.

REACTION SUPPLY CORPORATION

SCOTT-PARISH ELECTRICAL SUPPLY COMPANY

SHRADER HOLDING COMPANY, INC.

STAINLESS TUBULAR PRODUCTS, INC.

USCO INCORPORATED

U.S. FUSION SERVICES, INC.

UTILISERVE, INC.

WATERWORKS SALES COMPANY

WCC MERGER CORPORATION

By:
	Name:	David Bearman
	Title:	Treasurer

Address:	L & T OF DELAWARE, INC.
1403 Foulk Road, Suite 102
Wilmington, DE 19803	By:
Attn: Treasurer	Name:	Carl E. Gillert
	Title:	Assistant Treasurer

Address:	HSI INDIANA, LLC
20 N. Orange Ave., Ste. 200
Orlando, FL 32801	By:	ELECTRIC LABORATORIES AND SALES CORPORATION, its Manager

By:
	Name:	David Bearman
	Title:	Treasurer

Address:	HSI NORTH CAROLINA, LLC
20 N. Orange Ave., Ste. 200
Orlando, FL 32801	By:	HUGHES SUPPLY, INC., its Manager

By:
	Name:	David Bearman
	Title:	Chief Financial Officer

Address:	SOUTHWEST STAINLESS, L.P.
1403 Foulk Road, Suite 102
Wilmington, DE 19803	By:	Z&L ACQUISITION CORP., its General Partner
Attn: Treasurer
By:
	Name:	David Bearman
	Title:	Treasurer

Address:	ALLSTATE POOL BUSINESS, L.P.
20 N. Orange Ave., Ste 200
Orlando, FL 32801	By:	Z & L ACQUISITION CORP., its General Partner
Attn: Treasurer
By:
	Name:	David Bearman
	Title:	Treasurer

Address:	Z & L ACQUISITION CORP.
1403 Foulk Road, Suite 102
Wilmington, DE 19803	By:
Attn: Treasurer	Name:	David Bearman
	Title:	Treasurer

Address:	NATIONAL POWERX, INC.
2800 Quail Run, Suit 100
Corinth, TX 76208	By:
Attn: Treasurer	Name:	David Bearman
	Title:	Treasurer

Address:	HUGHES SUPPLY CA, LLC
1550 W. Linda Vista Dr.
San Marcos, CA 92069	By:	HUGHES SUPPLY, INC., its Manager
Attn: Treasurer
By:
	Name:	David Bearman
	Title:	Chief Financial Officer